UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK & TRUST COMPANY

ONE LINCOLN STREET

P.O. BOX 5049

BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

Copy to:

Brian F. Link Secretary The China Fund, Inc. 100 Summer Street SUM0703 Boston, MA 02111 (Name and Address of Agent for Service)	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Item 1. Report to Stockholders.

THE CHINA FUND, INC.

SEMI-ANNUAL REPORT

April 30, 2018 (unaudited)

THE CHINA FUND, INC.

KEY HIGHLIGHTS (unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	15,722,675
Total Net Assets (04/30/18)	$378,146,405
Net Asset Value Per Share (04/30/18)	$24.05
Market Price Per Share (04/30/18)	$21.45

TOTAL RETURN(1)
Performance as of 04/30/18:	Net Asset Value	Market Price
1-Year Cumulative	26.98%	25.03%
3-Year Cumulative	10.60%	13.29%
3-Year Annualized	3.42%	4.25%
5-Year Cumulative	63.98%	64.17%
5-Year Annualized	10.40%	10.42%
10-Year Cumulative	88.21%	93.33%
10-Year Annualized	6.53%	6.81%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/19/17	$0.5493	—
12/19/16	$0.4678	—
12/28/15	$0.2133	$1.2825
12/22/14	$0.2982	$3.4669
12/23/13	$0.4387	$2.8753
12/24/12	$0.3473	$2.9044
12/23/11	$0.1742	$2.8222
12/24/10	$0.3746	$1.8996
12/24/09	$0.2557	—
12/24/08	$0.4813	$5.3361

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

THE CHINA FUND, INC.

ASSET ALLOCATION AS OF April 30, 2018 (unaudited)

Ten Largest Listed Equity Investments *
TencentHoldings, Ltd.	9.5%
TaiwanSemiconductor Manufacturing Co., Ltd.	6.8%
ChinaConstruction Bank Corp.	6.7%
AlibabaGroup Holding, Ltd.	6.4%
Sun Hung Kai Properties, Ltd.	4.1%
ChinaMerchants Bank Co., Ltd.	3.9%
GlobalwafersCo., Ltd.	2.8%
HongKong Exchanges and Clearing, Ltd.	2.5%
ChinaEverbright International, Ltd.	2.3%
NanyaTechnology Corp.	2.3%

*	Percentages based on net assets.

INDUSTRY ALLOCATION (unaudited)

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets at April 30, 2018. A complete list of holdings at April 30, 2018 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (unaudited)

Dear Shareholders,

As the recently appointed Chair of the Board of The China Fund, Inc. it is my pleasure to provide this update regarding the investment performance of your Fund over the past six months and to communicate with you regarding other matters in which the Fund and its Board have recently been engaged.

First, with respect to investment performance, I am pleased to report that, in the first six months of the current fiscal year which ended April 30, 2018, the performance of our Fund has seen some measure of improvement in comparison to previous recent periods. The long-term investment approach of Allianz Global Investors US, LLC (“Allianz”) has resulted in outperformance of net asset value per share (“NAV”) as compared to the MSCI Golden Dragon Index (the Fund’s benchmark) during that period of 1.04% (2.65% for the NAV per share vs. 1.61% for the benchmark). Stock selection was the primary driver behind the returns, very much in line with expectations given our manager’s style. Further, for the one-year period ended April 30, 2018, the Fund’s NAV improved by 26.98% as compared to 26.65% for the benchmark index. With that said, annualized investment performance of the Fund’s NAV compared to the benchmark has lagged by 3.17% for the three-year period and by 0.19% for the five-year period ended April 30, 2018.

We have seen some interesting developments over the quarter that give us cause for optimism for the Chinese markets. President Xi emerged from the 19th Communist Party Conference with what is effectively a mandate to rule indefinitely and which may well result in continuity of the present economic policies. Although this has raised some concern with some commentators, it means that he now has the opportunity to implement the long term structural changes to the economy and social improvements that were highlighted in previous letters to you from our former Chairman (see below). Investors clearly were in this camp as they responded positively in the markets. Other themes that point to long term positive effects are the inclusion of China A shares in the MSCI benchmarks and the infrastructure investment program known as the One Belt One Road initiative. These will continue to raise the profile and highlight the importance of China on the global stage, and we believe they will present positive opportunities for the Fund.

Against that backdrop, I would like to address some other matters which are currently affecting your Fund and which are expected to continue to do so in the near future. These are as follows:

•

On May 21, your Board accepted the resignations of its long-time member and Chairman, Joe O. Rogers, and of another director, Richard Shore. Both of these individuals provided distinguished service to the Fund for a number of years – Mr. Shore since 2014 and Mr. Rogers since 1992, the year the Fund was created. Their contributions to the leadership of the Fund were significant and the Board thanks them for their efforts.

•

On May 23, at the Fund’s annual meeting, the stockholders considered the election of two new directors. Messrs. Julian Reid and Richard Silver were elected to the Board for three-year terms ending in 2021 by a significant majority of Fund stockholders. Both new directors had been nominated and supported by a large institutional shareholder.

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (continued) (unaudited)

Mr. Reid has more than 30 years of U.S. and non-U.S. closed-end fund experience, including serving as the head of the closed-end fund business for Jardine Fleming Investment Management (at the time, a leading investment management company in Asia, subsequently acquired by JP Morgan) and as the chairman and/or a director of numerous closed-end funds. In 2007, Mr. Reid was named “Small Board Trustee of the Year” by Fund Directions, a U.S. magazine focusing on corporate governance matters, for his work as the independent chairman of The Korea Fund, Inc.

Mr. Silver has more than 30 years of senior executive experience in the investment management industry. Mr. Silver served as treasurer and chief financial officer of all Fidelity Mutual Funds and as executive vice president of Fidelity Investments, during which time he oversaw accounting, financial reporting and related operations for more than 400 mutual funds and 2,300 other investment portfolios. He also served as senior vice president, treasurer and chief financial officer of The Colonial Group, Inc. for nearly 19 years, heading the company’s financial services group. In addition, Mr. Silver served as the chairman of the Accounting/Treasurers’ Committee of the Investment Company Institute for approximately seven years.

We are pleased to welcome both of our new Board members, each of whom has already started to make positive contributions to the direction of your Fund.

•

You may have also seen press releases and other communications regarding the proxy solicitation process and lawsuits filed by and against a large Fund stockholder. The other matter contained in that stockholder’s recent proxy solicitation (in addition to the election of new directors described above) relates to possible termination of the Fund’s the investment advisory agreements with Allianz. The portion of the annual meeting for consideration of this matter was previously adjourned to August 29, 2018, pending decisions by the court with respect to the suit filed by your Fund’s Board.

On June 22, 2018, the Fund and the large stockholder referred to above issued a joint press release which announced that a preliminary agreement has been reached related to several matters. The Fund announced its intention to withdraw the lawsuit that had been filed in the Federal Court in the Southern District of New York against the stockholder and other defendants. Concurrently, the stockholder announced its intention to withdraw the lawsuit that had been filed against the Fund and other defendants in the Circuit Court of Baltimore County, Maryland.

The Fund and the stockholder also announced that:

•	The Board has agreed to enter into a comprehensive search for an investment manager at the earliest practicable date;

•

The Fund has agreed to reimburse the legal costs incurred by the stockholder up to $500,000, subject to the Fund and the stockholder requesting and obtaining such regulatory approval as necessary or required; and

•	A Committee of the Board and the stockholder will meet to resolve all other outstanding matters including, but not limited to, the ultimate size and structure of the Fund, a shareholder event

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (continued) (unaudited)

such as a significant tender, and the adoption of enhanced Corporate Governance standards for the Board.

This has been a very difficult series of events for your Board and the decisions that have been taken to date have been the result of extensive discussions. The Board is most anxious to bring all matters currently under discussion with the significant stockholder to rapid conclusion in a manner which is beneficial to ALL Fund stockholders. We will keep you apprised of further developments as they occur.

Please be assured that your Board is working diligently on your behalf. If you have any questions or concerns, I encourage you to communicate with me by e-mail at chninfo@astfundsolutions.com, by calling (888)-CHN-CALL or by sending written communications to me at the following address:

The China Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

One Lincoln Street

Boston, MA 02206-5049

Thank you for your continued interest in and support of your Fund.

Yours truly,

Gary L. French

Chairman

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (unaudited)

Market Review

Greater China stocks posted positive returns for the six months ended April 30, 2018, supported by solid domestic growth in China and healthy global demand. However, with the global sell off of risky assets in January 2018, Greater China equity markets retreated and erased part of the previous gains. The escalation of U.S. and China trade tension further raised investors’ concerns over the Greater China equity markets.

In particular, the U.S. ban on sales of U.S. products to ZTE Corp. triggered renewed concerns over the technology sector, which ended the period as one of the worst performers. On the other hand, healthcare and energy performed the best ended the period. In terms of country performance, it is not surprising to see Taiwan equities, which are very technology heavy, become the underperformer; while Hong Kong equities performed the best.

Performance

The Fund outperformed the MSCI Golden Dragon Index (the “Benchmark”) for the six-month period ended April 30, 2018, helped by positive stock selection. In particular, our stock picks in consumer discretionary and financials were two significant contribution areas.

Within consumer discretionary, the top contributor was China International Travel Service Corp., Ltd. a China A-Share listed, nationwide duty free store operator in China. The company’s key growth driver is the rising affluence of the Chinese population and their desire to travel, both within China and around the world. This is a good example of how we utilize the Hong Kong-Shanghai Stock Connect to buy China A-Shares that complement our offshore equity exposure. We typically focus on those names that are difficult to find on stock exchanges outside of China.

Largan Precision Co., Ltd. a Taiwan-based module producer, was the top detractor for the period. This Taiwan-based camera lens manufacturer used to enjoy technology leadership especially in higher-end devices. Since late last year, the share price has experienced some profit-taking as a result of weaker smartphone demand. While we still like this name for its quality lens products, the recovery in high-end smartphones may take longer than our original expectation; thus we decided to exit the position.

Outlook

Over the last three months, the trade conflict between the United States and China took the center stage. In our view, this is different from the previous trade conflicts, and the key purpose is to ensure technology leadership of the United States. Therefore it would be difficult to expect the dust to settle in the near term, and the trade-related news flow may continue to be a headwind for the Greater China equity markets, especially for export-related and macro-sensitive names.

In such an environment, we believe companies that mainly capture the domestic growth story should continue to benefit. And it is quite encouraging to see good earnings momentum from these areas as well. For example, one area where we continue to find interesting ideas is the consumer sector. We primarily focus on names that can benefit

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (continued) (unaudited)

from the rising consumption power of Chinese tourists and consumers, including duty free stores, after school education, e-commerce, leisure and entertainment, and high end consumer brands. Within technology, we take a relatively diversified approach and own names that should benefit from different growth drivers such as internet gaming, smart city, smartphone function upgrade and semiconductor upcycle. These positions are funded by underweight positions in ex-growth areas such as materials and Taiwan financials.

THE CHINA FUND, INC.

ABOUT THE PORTFOLIO MANAGER (unaudited)

Allianz Global Investors (“AllianzGI”) is a diversified active investment manager with a strong parent company and a culture of risk management. With 25 offices, AllianzGI provides global investment and research capabilities with consultative local delivery. It has $630 billion1 in assets under management for individuals, families and institutions worldwide, and employs over 700 investment professionals.

Ms. Christina Chung serves as the portfolio manager for the Fund’s portfolio of listed and direct securities. She joined the group in 1998 and has been a managing director since January 2010. She heads the Greater China Team and is the lead manager of Hong Kong, China and Greater China equity mandates. The Hong Kong and China funds that she manages have won industry recognition and awards for consistent, strong performance. She has 29 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts.

Before joining the group, she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

[1]	Combined worldwide AUM as of March 31, 2018.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2018 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK
CHINA — “A” SHARES
Hotels, Restaurants & Leisure — 1.4%
China International Travel Service Corp., Ltd. - A	640,632		$5,261,442

Media — 1.3%
Focus Media Information Technology Co., Ltd. - A	2,817,705		4,987,128

TOTAL CHINA — “A” SHARES — (Cost $9,718,920)		2.7%	10,248,570

HONG KONG
Automobiles — 1.0%
Brilliance China Automotive Holdings, Ltd.	2,040,000		3,680,687

Commercial Services & Supplies — 2.7%
China Everbright International, Ltd.	6,146,000		8,676,964
Goldpac Group, Ltd.#	4,970,000		1,532,524

			10,209,488

Construction & Engineering — 1.2%
China State Construction International Holdings, Ltd.	3,602,000		4,708,977

Diversified Financial Services — 4.1%
Hong Kong Exchanges and Clearing, Ltd.	293,800		9,628,491
New Oriental Education & Technology Group ADR	67,468		6,061,325

			15,689,816

Diversified Telecommunication Services — 2.4%
China Unicom Hong Kong, Ltd.*	3,660,000		5,213,848
PCCW, Ltd.	6,053,000		3,756,082

			8,969,930

Electronic Equipment & Instruments — 2.2%
AAC Technologies Holdings Inc	208,500		3,036,601
Digital China Holdings, Ltd.*(1)	9,305,000		5,323,512

			8,360,113

Food Products — 3.7%
China Mengniu Dairy Co., Ltd.*	2,439,000		7,924,784
WH Group, Ltd. 144A	5,726,000		5,975,452

			13,900,236

Hotels, Restaurants & Leisure — 3.7%
Galaxy Entertainment Group, Ltd.	747,000		6,605,650
MGM China Holdings, Ltd.	1,536,000		4,247,041

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2018 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG (continued)
Hotels, Restaurants & Leisure (continued)
Sands China, Ltd.	532,400		$3,103,592

			13,956,283

Household Products — 0.9%
Vinda International Holdings, Ltd.(1)	1,984,000		3,438,081

Industrial Conglomerates — 0.8%
Beijing Enterprises Holdings, Ltd.	591,000		2,974,542

Insurance — 2.1%
AIA Group Ltd.	873,600		7,869,869

Internet Software & Services — 18.4%
Alibaba Group Holding, Ltd. ADR*	135,464		24,185,742
Baidu Inc. ADR*	24,101		6,046,941
JD.com, Inc. ADR*(1)	100,616		3,673,490
Tencent Holdings, Ltd.	719,000		35,821,282

			69,727,455

Metals & Mining — 1.1%
Tiangong International Co., Ltd.	17,970,000		4,007,021

Pharmaceuticals — 1.5%
CSPC Pharmaceutical Group, Ltd.	2,208,000		5,683,108

Real Estate Management & Development — 6.1%
China Overseas Land & Investment, Ltd.	1,622,000		5,487,201
Country Garden Holdings Co., Ltd.	1,062,000		2,194,880
Sun Hung Kai Properties, Ltd.	957,000		15,462,035

			23,144,116

Semiconductors & Semiconductor Equipment — 1.6%
ASM Pacific Technology, Ltd.	433,500		5,965,520

Textiles, Apparel & Luxury Goods — 1.1%
Li & Fung, Ltd.(1)	8,120,000		4,107,542

Wireless Telecommunication Services — 0.9%
China Mobile, Ltd.	356,500		3,415,961

TOTAL HONG KONG — (Cost $162,574,220)		55.5%	209,808,745

HONG KONG — “H” SHARES
Automobiles — 1.2%
Qingling Motors Co., Ltd.#	14,816,000		4,757,371

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2018 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG — “H” SHARES (continued)
Capital Markets — 1.1%
CITIC Securities Co., Ltd.	1,640,000		$4,045,616

Commercial Banks — 12.9%
Bank of China, Ltd.	15,500,000		8,492,501
China Construction Bank Corp.	23,898,000		25,334,968
China Merchants Bank Co., Ltd.	3,356,500		14,797,836

			48,625,305

Energy Equipment & Services — 1.3%
China Oilfield Services, Ltd.	4,768,000		4,781,305

Independent Power Producers & Energy Traders — 0.9%
China Resources Power Holdings Co., Ltd.	1,778,000		3,425,461

Insurance — 2.1%
Ping An Insurance (Group) Company of China, Ltd.(1)	817,000		8,073,081

Oil, Gas & Consumable Fuels — 1.2%
China Petroleum & Chemical Corp.	4,552,000		4,448,700

Transportation Infrastructure — 1.3%
Qingdao Port International Co., Ltd. 144A#	6,077,000		4,994,413

TOTAL HONG KONG — “H” SHARES — (Cost $60,403,445)		22.0%	83,151,252

TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $222,977,665)		77.5%	292,959,997

TAIWAN
Diversified Financial Services — 1.3%
Fubon Financial Holdings Co., Ltd.	2,805,000		4,835,144

Insurance — 1.0%
Cathay Financial Holding Co., Ltd.	2,030,000		3,670,762

Machinery — 1.3%
Airtac International Group	133,000		2,319,572
King Slide Works Co., Ltd.(1)	185,000		2,623,071

			4,942,643

Semiconductors & Semiconductor Equipment — 15.3%
Chunghwa Precision Test Tech Co., Ltd.(1)	138,000		3,554,188
Globalwafers Co., Ltd.	660,000		10,774,509
MediaTek, Inc.	489,000		5,619,455

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2018 (unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
TAIWAN (continued)
Semiconductors & Semiconductor Equipment (continued)
Nanya Technology Corp.	2,724,000		$8,562,419
Taiwan Semiconductor Manufacturing Co., Ltd.	3,332,000		25,564,497
Win Semiconductors Corp.(1)	501,000		3,801,548

			57,876,616

TOTAL TAIWAN — (Cost $52,190,538)		18.9%	71,325,165

TOTAL COMMON STOCK — (Cost $284,887,123)		99.1%	374,533,732

COLLATERAL FOR SECURITIES ON LOAN — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.6960%¥ (Cost $1,147,814)	1,147,814		1,147,814

	Face Amount
SHORT TERM INVESTMENT — 0.5%
Repurchase Agreement with Fixed Income Clearing Corporation, dated 04/30/18, 0.28%, due 05/01/18, proceeds $2,030,016; collateralized by U.S. Treasury Bond, 3.38%, due 05/15/44, valued at $2,074,499, including interest. (Cost $2,030,000)	$2,030,000		2,030,000

TOTAL INVESTMENTS — (Cost $288,064,937)		99.9%	377,711,546

OTHER ASSETS AND LIABILITIES		0.1%	434,859

NET ASSETS		100.0%	$378,146,405

Notes to Schedule of Investments

*	Denotes non-income producing security.

#	Illiquid security.

¥	Rate shown is the 7-day yield as of April 30, 2018.

(1)	Securities (or a portion of the security) is on loan. As of April 30, 2018, the market value of the securities loaned was $19,478,865. The loaned securities were secured with cash collateral of $1,147,814 and non-cash collateral with a value of $19,229,082. The non-cash collateral received consists of short term investments and long term bonds, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

144A Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, these restricted securities amounted to $10,969,865, which represented 2.9% of total net assets.

ADR American Depositary Receipt

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2018 (unaudited)

ASSETS
Investments in securities, at value (cost $288,064,937) (including securities on loan, at value, $19,478,865) (Note A)	$377,711,546
Cash	21,388
Foreign currency, at value (cost $2,571,251)	2,552,782
Receivable for investments sold	2,785,470
Receivable for securities lending income	31,884
Dividends and interest receivable	142,100
Prepaid expenses and other receivables	49,715

TOTAL ASSETS	383,294,885

LIABILITIES
Payable for investments purchased	3,524,858
Payable upon return of collateral for securities on loan	1,147,814
Investment management fee payable (Note B)	214,426
Administration and custodian fees payable (Note B)	126,892
Chief Compliance Officer fees payable	4,753
Other accrued expenses and liabilities	129,737

TOTAL LIABILITIES	5,148,480

TOTAL NET ASSETS	$378,146,405

COMPOSITION OF NET ASSETS:
Par value, 100,000,000 shares authorized, 15,722,675 shares outstanding (Note C)	157,227
Paid in capital in excess of par	292,337,833
Accumulated net investment loss	(5,501,841)
Accumulated net realized gain on investments and foreign currency transactions	1,525,140
Net unrealized appreciation on investments and foreign currency translations	89,628,046

TOTAL NET ASSETS	$378,146,405

NET ASSET VALUE PER SHARE
($378,146,405/15,722,675 shares of common stock outstanding)	$24.05

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2018 (unaudited)

INVESTMENT INCOME:
Dividend income	$816,076
Securities lending income	220,555
Interest income	4,567

TOTAL INVESTMENT INCOME	1,041,198

EXPENSES
Investment Management fees (Note B)	1,262,769
Custodian fees (Note B)	305,657
Administration fees (Note B)	252,623
Directors’ fees and expenses (Note B)	241,175
Shareholder service fees	91,518
Legal fees (Note H)	60,549
Insurance	48,262
Audit and tax service fees	41,721
Printing and postage	32,706
Principal Financial Officer fee	29,753
Chief Compliance Officer fee	29,753
Transfer agent fees	13,550
Stock exchange listing fee	6,046
Miscellaneous expenses	35,128

TOTAL EXPENSES	2,451,210

NET INVESTMENT LOSS	(1,410,012)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	28,559,309
Net realized gain on foreign currency transactions	39,853

28,599,162

Net change in unrealized appreciation/depreciation on investments	(6,918,239)
Net change in unrealized appreciation/depreciation on foreign currency translations	(29,072)

(6,947,311)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	21,651,851

NET INCREASE IN NET ASSETS FROM OPERATIONS	$20,241,839

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018	Year Ended October 31, 2017
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,410,012)	$2,881,848
Net realized gain on investments and foreign currency transactions	28,599,162	9,913,474
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(6,947,311)	65,848,652

Net increase in net assets from operations	20,241,839	78,643,974

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,636,465)	(7,355,081)

Total dividends and distributions to shareholders	(8,636,465)	(7,355,081)

NET INCREASE IN NET ASSETS	11,605,374	71,288,893

NET ASSETS:
Beginning of Period	366,541,031	295,252,138

End of Period	$378,146,405	$366,541,031

(Accumulated net investment loss) undistributed net investment income, end of period	$(5,501,841)	$4,544,636

See notes to financial statements.

THE CHINA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months ended April 30, 2018		Year Ended October 31,
			2017		2016		2015	2014	2013
	(unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$23.31		$18.78		$19.91		$24.21	$25.77	$24.50

Net investment income/(loss)*	(0.09)		0.18	(1)	0.46	(1)	0.26	0.33	0.41
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.38		4.82		(0.10)		(0.79)	1.43	4.05

Total from investment operations	1.29		5.00		0.36		(0.53)	1.76	4.46

Less dividends and distributions:
Dividends from net investment income	(0.55)		(0.47)		(0.21)		(0.30)	(0.44)	(0.35)
Distributions from net realized gains	—		—		(1.28)		(3.47)	(2.88)	(2.90)

Total dividends and distributions	(0.55)		(0.47)		(1.49)		(3.77)	(3.32)	(3.25)

Capital Share Transactions:
Accretion (Dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	—		—		0.00	(2)	—	—	0.06

Net asset value, end of period	$24.05		$23.31		$18.78		$19.91	$24.21	$25.77

Market price, end of period	$21.45		$21.10		$16.18		$17.49	$21.44	$22.66

Total Investment Return (Based on Market Price)	4.23	%(3)	33.83%		1.73%		(1.95)%	9.71%	19.67%

Total Investment Return (Based on Net Asset Value)	5.74	%(3)	27.38%		3.73%		(1.16)%	8.93%	21.38%

Ratios and Supplemental Data
Net assets, end of period (000’s)	$378,146		$366,541		$295,252		$312,191	$379,692	$404,163
Ratio of net expenses to average net assets	1.29	%(4)	1.49%		1.51%		1.34%	1.31%	1.34%
Ratio of net investment income/(loss) to average net assets	(0.74	)%(4)	0.92	%(1)	2.66	%(1)	1.16%	1.39%	1.73%
Portfolio turnover rate	20	%(3)	31%		52%		64%	67%	45%

*	Per share amounts have been calculated using the average share method.

(1)

Amount includes a non-recurring receipt of a reimbursement for over-billing of prior years’ custody out of pocket expense which amounted to $0.02 per share and 0.12% of average net assets during 2016 and less than $0.01 per share and less than 0.005% of net assets during 2017.

(2)	Amount is less than $0.01.

(3)	Not Annualized

(4)	Annualized

See notes to financial statements.

THE CHINA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2018 (unaudited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China (“Direct Investments”). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund’s Investment Manager is Allianz Global Investors (“Investment Manager”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation:    Portfolio securities listed on recognized United States or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments, if any, are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity linked securities, if any, are valued at fair value primarily based on the value(s) of the underlying security (or securities), which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Repurchase Agreements:    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, realization of the collateral by the Fund may be delayed or limited.

	Remaining Contractual Maturity of the Agreements As of April 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Repurchase Agreements
U.S. Treasury and agency securities	$2,030,000	$—	$—	$—	$2,030,000

Total Borrowings	$2,030,000	$—	$—	$—	$2,030,000

Securities Lending:    The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

	Remaining Contractual Maturity of the Agreements As of April 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Money Market Fund	$1,147,814	$—	$—	$—	$1,147,814

Total Borrowings	$1,147,814	$—	$—	$—	$1,147,814

Gross amount of recognized liabilities for securities lending transactions					$1,147,814

As of April 30, 2018, the Fund had loaned securities which were collateralized by cash, short term investments and long term bonds. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$19,478,865	$1,147,814	$19,229,082	$20,376,896

*	Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than 0)
$1,147,814	—	$(1,147,814)	$0

Foreign currency translations:    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Foreign Currency Contracts:    The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At April 30, 2018, the Fund did not hold forward foreign currency contracts.

Option Contracts:    The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract. At April 30, 2018, the Fund did not hold any option contracts.

Equity-Linked Securities:    The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of any equity-linked securities may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid. At April 30, 2018, the Fund did not hold equity-linked securities.

Direct Investments:    The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in direct investments; however, the Board of Directors of the Fund has suspended additional investments in direct investments. Direct investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. At April 30, 2018, the Fund did not hold Direct Investments.

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

Indemnification Obligations:    Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security transactions and investment income:    Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Effective January 1, 2018, dividend and interest income generated in Taiwan is subject to a 21% withholding tax (20% for the period from November 1, 2017 through December 31, 2017). Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

Dividends and distributions:    The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Unless the Board of Directors elects to make distributions in shares of the Fund’s common stock, the distributions will be paid in cash, except with respect to stockholders who have elected to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Federal Taxes:    It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended April 30, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

At April 30, 2018, the cost of investments for federal income tax purposes was $288,064,937. Gross unrealized appreciation of investments was $109,480,599 while gross unrealized depreciation of investments was $19,833,990, resulting in net unrealized appreciation/depreciation of investments of $89,646,609.

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

Allianz Global Investors (“AGI” or “Investment Manager”) is the investment manager for the Fund’s listed assets (“Listed Assets”) and Direct Investments. AGI receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. For the six months ended April 30, 2018, the Listed Assets investment management fee rate was equivalent to an annual effective rate of 0.67% of the Fund’s average weekly net assets. AGI receives a fee computed weekly and payable monthly, at an annual rate of 1.50% of the average weekly value of the Fund’s assets invested in Direct Investments, if any. For the six months ended April 30, 2018, the Investment Manager was paid no fees for Direct Investments as the Fund held no such investments during the period.

No director, officer or employee of the Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board, Audit Committee Chairman and each of the directors (who is not a director, officer or employee of the Investment Manager or any affiliate thereof) an annual fee of $35,000, $30,000 and $20,000 respectively, plus $3,000 for each Board of Directors’ meeting or Audit Committee meeting or Nominating and Compensation Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors’ meetings.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays State Street an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At April 30, 2018, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 15,722,675 were issued and outstanding.

NOTE D — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2018, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $74,452,605 and $80,943,647, respectively.

NOTE E — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE F — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description*	Level 1	Level 2	Level 3	Total
Common Stock	$374,533,732	$—	$—	$374,533,732
Collateral For Securities On Loan	1,147,814	—	—	1,147,814
Short Term Investments	—	2,030,000	—	2,030,000

TOTAL INVESTMENTS	$375,681,546	$2,030,000	$—	$377,711,546

*	Please refer to the Schedule of Investments for additional security details.

The Fund’s policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. As of April 30, 2018, there were no transfers between Level 1, 2 or 3.

NOTE G — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the six months ended April 30, 2018.

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

NOTE H — SUBSEQUENT EVENT

On April 2, 2018, City of London Investment Management Company Limited (“CLIM”), a significant beneficial owner of shares of common stock of the Fund, filed a Verified Complaint in the Circuit Court for Baltimore County, Maryland bringing claims against the Fund and the members of its Board of Directors related to China Fund’s postponement of its 2018 annual meeting of stockholders to April 26, 2018. The Plaintiffs also filed and served a motion for preliminary injunction seeking an order in advance of the April 26, 2018 meeting date. At a hearing on April 23, 2018, the Fund agreed to hold the election of directors portion of its 2018 annual meeting on May 23, 2018. The parties in this action have agreed to extend the Fund’s time to answer the Verified Complaint until July 16, 2018.

On April 3, 2018, the Fund sued CLIM and other defendants in federal district court in New York City. The Fund alleges the defendants violated the antifraud provisions of the SEC’s proxy rules by disseminating proxy solicitation materials tainted by material misstatements and omissions. The district court denied the Fund’s requests in this suit. The Fund has appealed this decision and filed a brief in connection with the appeal. The defendants have until July 20, 2018 to file a brief in response.

The Parties also announced the following:

•	The Board of Directors (the “Board”) has agreed to enter into a comprehensive search for an investment manager at the earliest practicable date;

•	The Fund has agreed to reimburse the legal costs incurred by CLIM up to $500,000, subject to the Fund and CLIM requesting and obtaining such regulatory approval as necessary or required; and

•

A Committee of the Board and CLIM will meet to resolve all other outstanding matters including, but not limited to, the ultimate size and structure of the Fund, a shareholder event such as a significant tender, and the adoption of enhanced Corporate Governance standards for the Board.

This litigation, as well as the proxy fight to which it relates, will result in a substantial increase in non-recurring legal expenses in the next reporting period. These expenses could exceed $1,500,000.00.

THE CHINA FUND, INC.

Other Information (unaudited)

Board Deliberations Regarding Approval of Investment Advisory Agreements

General Background

On March 27, 2018, the Board of Directors, all of whom are Independent Directors (the “Board”), voted to approve the continuation of the Investment Advisory and Management Agreement and the Direct Investment Management Agreement between the Fund and Allianz Global Investors U.S. LLC (“Allianz”) (the “Agreements”). The Board considered the following in making their determination: an organization overview and biographies of those personnel providing services to the Fund; a profitability analysis; Allianz’s Form ADV; performance and fee comparison data; a Broadridge Financial Solutions, Inc. (“Broadridge”) Comparative Fee Report, as well as copies of the Agreements.

Approval Process

In evaluating the Agreements, the Directors drew on the materials provided to them by Allianz at the request, on their behalf, of State Street Bank and Trust Company (“State Street”). In deciding whether to approve the Agreements, the Directors considered various factors, including (i) the nature, extent and quality of the services to be provided by Allianz under the Agreements, (ii) the investment performance of the Fund’s listed investments, (iii) the costs to Allianz of its services to and the profits to be realized by Allianz from its relationship with, the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreements reflect these economies of scale.

Nature, Extent and Quality of the Services provided by the Adviser. In considering the nature, extent and quality of the services to be provided by Allianz, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Board meeting. They noted that under the Agreements, Allianz is responsible for managing the Fund’s listed and direct investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund’s transactions in listed and direct investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or (iii) constituting direct equity investments in companies organized in China. They also noted the experience and expertise of Allianz as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of Allianz’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices Allianz has in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies and with applicable laws and regulations,

THE CHINA FUND, INC.

Other Information (continued) (unaudited)

and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Allianz, the Directors took into account the fact that Allianz’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services to be provided by Allianz to the Fund were appropriate, had been of high quality, and could be expected to remain so.

Performance, Fees and Expenses of the Fund. The Directors noted that, in view of the distinctive investment objective of the Fund, the Fund’s investment performance was adequate. Of importance to the Directors was the extent to which the Fund achieved its objective and its recent improvement in performance. Drawing upon information provided at the Board meeting and upon reports provided to the Directors by Allianz throughout the preceding year, they determined that the Fund outperformed the MSCI Golden Dragon Index for the one- and three-month and year to date periods ended January 31, 2018 and underperformed the MSCI Golden Dragon Index for the one- and three-year periods ended January 31, 2018. The Directors concluded that, while the longer-term performance of the Fund is disappointing when compared to the Fund’s benchmark, the more recent performance of the Fund is strong.

In order to better evaluate the Fund’s management fee, the Directors had requested comparative information with respect to fees paid by similar public funds (i.e., public funds that invest in China). The Directors reviewed the expense universe of comparable funds, which included the Fund, and totaled eight unleveraged, closed-end emerging market funds as classified by Broadridge. There were, however, no other public funds with a dedicated direct investment component that provide a fee comparison. It was also noted that, while the Direct Investment Management Fee is higher than or equal to the fees paid by other public funds, the Listed Investment Management Fee compared favorably with management fees of other similar public funds and that the Fund does not expect to be paying any fees under the Direct Management Agreement for the foreseeable future. The Directors noted that the Fund’s total expense ratio was lower than most of the comparable funds’ total expense ratios. The Directors concluded that the data available provided some indirect confirmation of the reasonableness of Allianz’s fees.

The Directors considered the profitability of the management arrangement with the Fund to Allianz. The Directors had been provided with data on the Fund’s profitability to Allianz. They first discussed with representatives of Allianz the methodologies used in computing the costs that formed the basis of the profitability calculations. Concluding that these methodologies were acceptable, they turned to the data provided. After discussion and analysis, they concluded that, to the extent that Allianz’s relationship with the Fund is expected to be profitable, the profitability was in no case such as to render the management fee excessive. The Directors also discussed whether the compensation of Allianz personnel was at an appropriate level to retain and motivate employees.

Other Benefits of the Relationship. In considering whether Allianz would benefit in other ways from its relationship with the Fund, the Directors noted that, other than the management fees for the Fund’s listed and direct investments, there were no other investment management, brokerage or other fees receivable by Allianz or its affiliates from the Fund. The Directors concluded that, to the extent that Allianz might derive other benefits from its relationship with the Fund, those benefits are not so significant as to render Allianz’s fees excessive.

THE CHINA FUND, INC.

Other Information (continued) (unaudited)

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the Board meeting, the Directors determined that the nature of the Fund and its operations is such that Allianz was likely to realize economies of scale in the management of the Fund as it grows in size. It was noted in the Board’s discussion with representatives of Allianz that Allianz provides discretionary investment advisory services to approximately 201 institutional accounts and approximately 111 pooled vehicles, which included Securities and Exchange Commission (“SEC”) registered Investment Company Act of 1940, as amended (the “1940 Act”) open-end and closed-end investment companies. As such Allianz had realized economies of scale from managing more China related portfolios for more clients. It was noted that these economies of scale were shared with the Fund because they had enabled Allianz to develop centralized dealing facilities that pool transactions across all of its clients. In addition, the economies were reflected in the breakpoint in the Fund’s fee structure.

Resources of the Investment Adviser. The Board considered whether Allianz is financially sound and has the resources necessary to perform its obligations under the Agreements, noting that Allianz appears to have the financial resources necessary to fulfill its obligations under the Agreements. The Board noted that the Chief Compliance Officer (the “CCO”) receives quarterly certifications from Allianz reflecting its compliance with Rule 38a-1 under the 1940 Act.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the continuation of the Agreements. The Board reasoned that, considered by themselves, the nature and extent of the services provided by Allianz were appropriate, that the performance of the Fund had been satisfactory, and that Allianz could be expected to provide services of high quality. As to Allianz’s fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund’s relationship with Allianz was not so profitable as to render the fees excessive, that any additional benefits to Allianz were not of a magnitude materially to affect the Directors’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

THE CHINA FUND, INC.

Other Information (unaudited)

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

☐   Information it receives from stockholders on applications or other forms; and

☐   Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q was filed as of January 31, 2018 for the first quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of June 11, 2018, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 505000 Louisville, Kentucky 40233-5000, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash), Participants will take such distribution or dividend entirely in shares of common stock to be issued by the Fund, and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Participant’s account.

Whenever a dividend or distribution is declared payable in cash or shares of the Fund’s common stock, the Plan will operate as follows: (i) whenever the market price per share of common stock equals or exceeds the net asset value per share at the time shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), Participants will be issued shares of common stock by the Fund valued at net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then Participants will be issued shares valued at 95% of the market price; and (ii) whenever the net asset value per share of the common stock on the Valuation Date exceeds the market price of a share of the common stock on the Valuation Date, Participants will receive shares of common stock of the Fund purchased in the open market. The Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the New York Stock Exchange (the “Exchange”) or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

For all purposes of the Plan: (a) the market price of shares of common stock of the Fund on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) Valuation Date shall be the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading day, and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. In every case the price to the Participant shall be the weighted average purchase price obtained by the Plan Agent’s broker, net of fees. Funds held by the Plan Agent will not bear interest. In addition, it is understood that the Plan Agent shall have no liability (other than as provided in the Plan) in connection with any inability to purchase shares of common stock within 30 days after the payment date of any dividend or distribution as herein provided or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for any Participant’s account. Whenever the Plan Agent, as purchasing agent for the Participants, is to buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of a dividend or distribution, to the extent the Plan Agent is able to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the income dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as an income dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distributions, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 505000 Louisville, Kentucky 40233-5000, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

THE CHINA FUND, INC.

United States Address

The China Fund, Inc.

c/o State Street Bank and Trust Company

1 Lincoln St.

P.O. Box 5049

Boston, MA 02206-5049

1-888-CHN-CALL (246-2255)

Directors and Officers

Gary L. French, Chairman of the Board and Director

Michael F. Holland, Chairman of the Audit Committee and Director

William Kirby, Chairman of the Nominating & Compensation Committee and Director

Li Jin, Director

Linda C. Coughlin, Director

Julian Reid, Director

Richard Silver, Director

Joseph Quirk, President

Patrick Keniston, Chief Compliance Officer

Monique Labbe, Treasurer

Brian Link, Secretary

Investment Manager

Allianz Global Investors U.S. LLC

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

State Street Bank and Trust Company

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Clifford Chance US LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

a.	Schedule of Investments is included as part of Item 1.

b.	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a.	Not required for this filing.

b.	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $398,705.55

(2)	All fees and/or compensation for securities lending activities and related services: $104,334.81

(3)	Aggregate fees/compensation: $104,334.81

(4)	Net income from securities lending activities: $294,370.75

(b)	The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between State Street, as the securities lending agent, and the Fund.

Item 13. Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Joseph S. Quirk
Joseph S. Quirk
President of The China Fund, Inc.

Date:	July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph S. Quirk
Joseph S. Quirk
President of The China Fund, Inc.

Date:	July 6, 2018

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The China Fund, Inc.

Date:	July 6, 2018